                                   SUPPLEMENT
                         DATED FEBRUARY 11, 2002 TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 30, 2002
                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC

The following information replaces the information in the section entitled 'Loans of Portfolio Securities' on pg. 26:

Each of the funds may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the fund at any time. A fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a fund's shareholders and only in accordance with applicable rules and regulations.

Valuation of Securities. The value of securities loaned will be marked to market daily. Any securities that a fund may receive as collateral will not become a part of its portfolio at the time of the loan. In the event of a default by the borrower, the fund will, if permitted by law, dispose of such collateral except that the fund may retain any such part thereof that is a security in which the fund is permitted to invest. The fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by a fund may be invested in securities in which the fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by a fund will be subject to termination at the fund's or the borrower's option. A fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

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